SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    November 3, 1997


                             Advantage Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-19794                   39-1714425
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                    5935 7th Avenue, Kenosha, Wisconsin  53140
          (Address of principal executive offices, including zip code)


                                 (414) 658-4861
                         (Registrant's telephone number)


   Item 5.     Other Events.

          Advantage Bancorp, Inc., a Wisconsin corporation (the "Corporation"), and Marshall & Ilsley Corporation, a Wisconsin corporation ("M&I"), have entered into an Agreement and Plan of Merger, dated as of November 3, 1997 (the "Merger Agreement"), providing for the merger of the Corporation with and into M&I (the "Merger"). The Merger Agreement provides that each outstanding share of common stock, $.01 par value, of the Corporation ("Corporation Common Stock"), will be converted (other than certain shares that will be cancelled as specified in the Merger Agreement) into the right to receive 1.2 shares of common stock, $1.00 par value, of M&I ("M&I Common Stock"), subject to adjustment in the event that the average closing price of M&I Common Stock for the ten consecutive trading days preceding the fifth business day prior to the effective time of the Merger is above $61.67 per share or below $46.67 per share. Outstanding stock options to purchase shares of Corporation Common Stock held by employees and directors of the Corporation will be converted into options to purchase M&I Common Stock upon consummation of the Merger. The Merger is structured as a pooling-of-interests for financial accounting purposes and as a tax-free reorganization for shareholders of the Corporation.

          Completion of the Merger is subject to certain conditions, including (i) approval by the shareholders of the Corporation; (ii) approval by the Office of Thrift Supervision, the Federal Reserve Board and other requisite regulatory authorities; (iii) receipt of an opinions of counsel for the Corporation and counsel for M&I that the Merger will be treated, for federal income tax purposes, as a tax-free reorganization; and (iv) other conditions to closing customary in transactions of this type.

          Concurrently with the execution of the Merger Agreement, the parties also entered into a Stock Option Agreement, dated as of November 3, 1997 (the "Stock Option Agreement"). The Stock Option Agreement provides M&I with an option to purchase (the "Option") up to 643,930 shares of Corporation Common Stock from the Corporation, subject to adjustment (but in no event in excess of 19.9% of the issued and outstanding shares of Corporation Common Stock), at an exercise price of $56.00 per share. The Option is only exercisable upon the occurrence of certain triggering and exercise events as specified in the Stock Option Agreement, none of which has occurred as of the date of this Current Report on Form 8-K.

          In connection with the Merger Agreement, Paul P. Gergen and John Stampfl, executive officers of the Corporation, entered into clarifying amendments to their respective employment agreements (the "Amendments"). The Amendments govern the termination of the employment of Messrs. Gergen and Stampfl following consummation of the Merger.

          Certain additional information regarding the Merger is contained in a joint press release issued by the Corporation and M&I (the "Press Release") on November 3, 1997.

          The Merger Agreement, the Stock Option Agreement, the Amendments and the Press Release are attached hereto as exhibits and incorporated herein by reference. The foregoing summary of such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

                                      * * *

   Cautionary Statement for Purposes of the Private Securities Litigation Reform Act of 1995

          This Current Report on Form 8-K, the Press Release attached hereto and other written and oral statements made by or on behalf of the Corporation contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) unanticipated regulatory delays or constraints or changes in the proposed Merger required by regulatory authorities; (ii) reduction in interest margins due to changes in the interest rate environment; (iii) poorer than expected general economic conditions, including growth opportunities, either nationally or in the states in which the Corporation does business; (iv) legislative enactments or regulatory changes which adversely affect the business of the Corporation or the prospects for completion of the Merger; and (v) other unanticipated occurrences which may delay the consummation of or otherwise adversely impact the Merger.

   Item 7.     Financial Statements and Exhibits.

          (c)  Exhibits.

          Exhibit
            No.          Description

            2.1 Agreement and Plan of Merger, dated as of November 3, 1997, between Marshall & Ilsley Corporation and Advantage Bancorp, Inc. [The schedules to the Agreement and Plan of Merger are not being filed herewith. The Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.]

            2.2 Stock Option Agreement, dated as of November 3, 1997, between Marshall & Ilsley Corporation and Advantage Bancorp, Inc.

           99.1 Amendment of Employment Agreement, dated as of November 3, 1997, between Advantage Bancorp, Inc., Advantage Bank, F.S.B., Paul P. Gergen and Marshall & Ilsley Corporation

           99.2 Amendment of Employment Agreement, dated as of November 3, 1997, between Advantage Bancorp, Inc., Advantage Bank, F.S.B., John Stampfl and Marshall & Ilsley Corporation

           99.3          Joint Press Release, dated November 3, 1997

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ADVANTAGE BANCORP, INC.


   Date:  November 3, 1997         By:  /s/ Paul P. Gergen
                                   Paul P. Gergen
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                                  EXHIBIT INDEX

   Exhibit No.      Description

      2.1 Agreement and Plan of Merger, dated as of November 3, 1997, between Marshall & Ilsley Corporation and Advantage Bancorp, Inc. [The schedules to the Agreement and Plan of Merger are not being filed herewith. The Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon request.]

      2.2 Stock Option Agreement, dated as of November 3, 1997, between Marshall & Ilsley Corporation and Advantage Bancorp, Inc.

     99.1 Amendment of Employment Agreement, dated as of November 3, 1997, between Advantage Bancorp, Inc., Advantage Bank, F.S.B., Paul P. Gergen and Marshall & Ilsley Corporation

     99.2 Amendment of Employment Agreement, dated as of November 3, 1997, between Advantage Bancorp, Inc., Advantage Bank, F.S.B., John Stampfl and Marshall & Ilsley Corporation

     99.3           Joint Press Release, dated November 3, 1997